UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 30, 1999
               Date of Report (Date of earliest event reported)

                     PRIME MOTOR INNS LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)

     Delaware                          1-9311                     22-2754689
(State or other jurisdiction of      (Commission               (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)

                        c/o Prime-American Realty Corp.
                                 P.O. Box 230
                              Hawthorne, NJ 07507
              (Address of principal offices, including zip code)

                                (201) 791-6166
             (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On December 30, 1999, Prime Motor Inns Limited Partnership (the "Partnership") announced that it had completed winding up its affairs, was making a final liquidating distribution of $0.02 per Unit of Limited Partnership Interest to the holders of record of Units oat the close of business on August 7, 1998 and, upon preparation and filing of any final reports, intends to terminate its registration under the Securities Exchange Act of 1934 and cancel its Certificate of Limited Partnership under Delaware law. The Partnership also announced that transfers of limited partnership interests will not be recognized on the books of the Transfer Agent from and after December 31, 1999.




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             PRIME MOTOR INNS LIMITED PARTNERSHIP
                                         (REGISTRANT)

                             By: Prime-American Realty Corp.
                                 General Partner





Date:  December 30, 1999                  By: /s/ S. Leonard Okin
                                              --------------------------------
                                              S. Leonard Okin
                                              Vice President